AFBA 5STAR BALANCED FUND
                             AFBA 5STAR EQUITY FUND
                           AFBA 5STAR HIGH YIELD FUND
                           AFBA 5STAR USA GLOBAL FUND

                                                                  March 5, 2001

Dear Shareholders:

          The Board of Directors of AFBA 5Star Fund, Inc. has called a special meeting of shareholders of the AFBA 5Star mutual funds to be held in Alexandria, Virginia on March 26, 2001. We hope that you will take the time to review the proposals described in the attached proxy statement and provide us with your vote on these important issues.

          At the meeting, shareholders of each Fund will be asked to approve a new Management Agreement with their Fund's current investment manager, AFBA 5Star Investment Management Co. ("AFBA MgmtCo"), as well as a new Sub-Advisory Agreement with their Fund's current sub-adviser, Kornitzer Capital Management, Inc. ("Kornitzer"). AFBA MgmtCo has served as investment manager and Kornitzer has served as sub-adviser for each of the AFBA 5Star Funds since their inception. Although the proposed agreements contain several important changes, there will be no change in the Funds' manager or sub-adviser, and the Kornitzer investment team will continue to be responsible for the Funds' day-to-day portfolio management.

          The principal change reflected in the proposed Management Agreement is the elimination of the "all inclusive" management fee. Each Fund currently pays AFBA MgmtCo an all inclusive management fee, in exchange for which AFBA MgmtCo either provides, or pays for, all of the advisory and non-advisory services (with minor exceptions) required to operate the Fund. The proposed Management Agreement contains a more traditional mutual fund fee structure, under which each Fund pays AFBA MgmtCo an investment management fee that covers only advisory, sub-advisory and related services, while the Fund pays its other operating expenses directly. In order to ensure that the proposed changes do not have the effect of increasing overall expenses over the short term, AFBA MgmtCo and the Board of Directors have agreed that AFBA MgmtCo will bear Fund expenses to the extent necessary to maintain each Fund's expense levels at current rates for at least three years.

          The proposed Management and Sub-Advisory Agreements also contain a number of other changes as described in the proxy statement, including the elimination of provisions requiring the Funds to use certain service providers. In general, all of the proposed changes are designed to modernize and improve the Funds' contractual arrangements for advisory services, but will not affect the nature or quality of services being provided to the Funds.

          The Board of Directors has unanimously approved the proposed agreements and recommends that shareholders vote to approve the agreements. Please take a few moments to review the attached proxy statement and complete, sign and return the enclosed proxy card(s) in the envelope provided. Thank you for your continued support of the AFBA 5Star Funds.

                                        Sincerely,


                                        ----------------------------------------
                                        C.C. Blanton
                                        Lt. General, USAF (Ret.), Chairman

                              AFBA 5STAR FUND, INC.
                                  on behalf of:

                            AFBA 5STAR BALANCED FUND
                             AFBA 5STAR EQUITY FUND
                           AFBA 5STAR HIGH YIELD FUND
                           AFBA 5STAR USA GLOBAL FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2001

          A special meeting of the shareholders of AFBA 5Star Balanced Fund, AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund, and AFBA 5Star USA Global Fund, each of which is a separate mutual fund within AFBA 5Star Fund, Inc. (the "Company"), will be held on March 26, 2001 at 10:00 a.m. Eastern time at the offices of the Armed Forces Benefits Association at 909 North Washington Street, in Alexandria, Virginia.

          During the meeting, or any adjournments thereof, shareholders of each Fund will vote on the following Proposals affecting their Fund:

                    1. To approve a new Management Agreement between the Company, on behalf of the Fund, and AFBA 5Star Investment Management Company;

                    2. To approve a new Sub-Advisory Agreement for the Fund between AFBA 5Star Investment Management Company and Kornitzer Capital Management, Inc.; and

                    3. To vote upon any other business that may properly come before the Meeting.

          The Board of Directors of the Company has fixed February 28, 2001 as the record date for determining the shareholders who will be entitled to vote at the Meeting.

          You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed proxy instruction form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                        By Order of the Board of Directors,


                                        ---------------------------------------
                                        Michael E. Houchins
                                        Secretary

Alexandria, Virginia
March 5, 2001

 YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN YOUR PROXY INSTRUCTION FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                              AFBA 5STAR FUND, INC.
                                  on behalf of:

                            AFBA 5STAR BALANCED FUND
                             AFBA 5STAR EQUITY FUND
                           AFBA 5STAR HIGH YIELD FUND
                           AFBA 5STAR USA GLOBAL FUND


                                 PROXY STATEMENT


________________________________________________________________________________

                               TABLE OF CONTENTS                          PAGE
                               -----------------                          ----

PROPOSAL ONE:           Approval of new Management Agreement ...........

PROPOSAL TWO:           Approval of new Sub-Advisory Agreement .........

PROPOSAL THREE:         Other Business .................................

ADDITIONAL INFORMATION  ................................................

EXHIBIT A               ................................................   A-1

EXHIBIT B               ................................................   B-1

________________________________________________________________________________


  PROPOSAL ONE: TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN AFBA 5STAR FUND, INC. (THE "COMPANY"), ON BEHALF OF EACH OF THE AFBA 5STAR FUNDS, AND AFBA 5STAR
                 INVESTMENT MANAGEMENT COMPANY ("AFBA MGMTCO")


The following Questions and Answers provide key information about the investment management arrangements for the AFBA 5Star Funds, the proposed new Management Agreement, and about AFBA MgmtCo. A section entitled "Additional Information" follows Proposal Three and provides detailed information about the proxy solicitation, the voting process, etc. Please note that shareholders of each AFBA 5Star Fund will vote separately on whether to approve the Management Agreement for their Fund.

WHO MANAGES THE AFBA 5STAR FUNDS?

The investment manager for the AFBA 5Star Funds is AFBA MgmtCo. AFBA MgmtCo has served as investment manager for each Fund since its inception, pursuant to a Management Agreement with the Company (the "Current Agreement"). Under the Current Agreement, each Fund pays AFBA MgmtCo an all-inclusive annual management fee and AFBA MgmtCo, in exchange, provides or pays the costs of all investment management and administrative services required to operate the Fund.

As manager, AFBA MgmtCo is responsible for supervising the management of the Funds' assets and for managing the business of the Funds. AFBA MgmtCo has hired Kornitzer Capital Management, Inc. ("Kornitzer") to serve as its sub-adviser to manage assets of each of the AFBA 5Star Funds on a day-to-day basis. Kornitzer has served as AFBA MgmtCo's sub-adviser since each Fund's inception. More information about Kornitzer is included in Proposal Two.

AFBA MgmtCo is a federally registered investment advisory firm. Its sole business is the management of the AFBA 5Star Funds, which currently have approximately $115 million in total assets. AFBA MgmtCo is a corporation organized under the laws of the State of Virginia located at 909 N. Washington Street, Alexandra, VA 22314 and is a federally registered investment adviser. The firm is a wholly owned subsidiary of 5Star Financial Company and ultimately a wholly-owned subsidiary of Armed Forces Benefits Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria has expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. Lt. Gen. C.C. Blanton, USAF (Ret.), serves as the Chairman of AFBA MgmtCo's Board of Directors, as well as the Chairman of the Board of Directors of the Company.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW MANAGEMENT AGREEMENT?

The proposed new management Agreement (the "Proposed Agreement") contains several important changes that were recommended by management of the AFBA 5Star Funds and AFBA MgmtCo, and unanimously approved by the Company's Board of Directors. Under federal law, the shareholders of a mutual fund must be given the opportunity to vote on any new or amended advisory agreement for their fund. This requirement is designed to ensure that shareholders have a say in the way that their fund is managed.

WHAT ARE THE TERMS OF THE CURRENT AGREEMENT?

The Current Agreement, requires AFBA MgmtCo to provide investment management and administrative services to the AFBA Funds for an annual management fee of 1.00% of each Fund's average total net assets. The Current Agreement states that investment management services shall include analysis, research and portfolio recommendations consistent with each Fund's stated objectives and policies. With respect to such services, the Current Agreement requires AFBA MgmtCo, as its own expense, to hire Kornitzer as sub-adviser to manage the assets of the AFBA Funds on a day-to-day basis.

The Current Agreement also requires AFBA MgmtCo, at its own expense, to hire Jones & Babson, Inc. to provide non-advisory administrative services. The administrative services to be provided under the Current Agreement include transfer agency, fund accounting, administrative services and related personnel. As the mandated service provider, Jones & Babson is also obligated to pay the expenses of the Company's legal counsel, independent auditor, custodian and independent Directors. The Current

Agreement also requires the AFBA 5Star Funds, rather than AFBA MgmtCo or Jones & Babson, to directly pay certain of their expenses, including fees required to sell the Funds' shares in the various states, as well as taxes, interest and certain expenses incurred in the ordinary course of business. AFBA MgmtCo received the following annual management fees for serving as the AFBA Funds' manager during the fiscal year ended March 31, 2000: AFBA 5Star Balanced Fund, $62,926; AFBA 5Star Equity Fund, $95,190; AFBA 5Star High Yield Fund, $46,250; AFBA 5Star USA Global Fund, $91,231.

As required under the Investment Company Act of 1940, as amended (the "1940 Act"), the Current Agreement may be terminated by the Board or by shareholders, and terminates automatically if it is assigned to another party. Also, the Current Agreement may be renewed annually after its initial term by the shareholders or the Board of Directors, and must be approved by a majority of the Company's independent Directors. Initially, the Current Agreement was approved by the Board, including the independent Directors, and by the initial shareholder of each Fund, consistent with the 1940 Act. The Current Agreement also gives AFBA MgmtCo the right to control the Company's right to use the name "AFBA."

WHAT ARE THE TERMS OF THE PROPOSED AGREEMENT?

The proposed Agreement retains AFBA MgmtCo as the investment manager and contains substantially the same terms and conditions as the current Agreement, with the following differences.

Change in Fee Structure.  The Proposed Agreement contains a different management
-----------------------
fee structure for the Funds. Under the Current Agreement, each Fund pays AFBA MgmtCo an "all-inclusive" annual management fee equal to 1.00% of the Fund's average daily net assets. In exchange for the management fee, AFBA MgmtCo is required to provide, obtain, or pay for all investment advisory and non-advisory services needed to operate the Fund.

The Proposed Agreement reflects a change from the "all-inclusive" management fee structure to a more traditional "unbundled" arrangement. Under the Proposed Agreement, each Fund would pay AFBA MgmtCo an annual management fee equal to 0.80% of the Fund's average daily net assets and, in exchange, AFBA MgmtCo would provide or pay for, only the investment advisory and related administrative services needed to manage the assets of the Funds. In this regard, AFBA MgmtCo would remain responsible for supervising the management of the Funds' assets, for hiring and supervising Kornitzer as sub-adviser, and for paying sub-advisory fees directly to Kornitzer.

For non-advisory services, each Fund would separately obtain all of the services needed to operate the Fund, and would pay its own operating expenses, including custody, transfer agency, administration, legal fees, fees of independent auditors and the various expenses of printing, mailing, officer salaries, etc. In the past, these services were provided or obtained by AFBA MgmtCo, and paid for by AFBA MgmtCo out of its management fee.

Flexibility  in Selecting  Service  Providers.  The Current  Agreement  contains
---------------------------------------------
provisions requiring AFBA MgmtCo to hire specific service providers for the Funds. Specifically, the Agreement provides that AFBA MgmtCo will hire Kornitzer to provide sub-advisory services, and it provides that AFBA MgmtCo will hire Jones & Babson, Inc. to provide all clerical and administrative functions needed to operate the Funds, including transfer agency and fund accounting services. Under federal law, a mutual fund advisory agreement such as the Current Agreement generally may not be amended without approval of the Funds' shareholders. By eliminating the mandatory service provider provisions from the Funds' Management Agreement, Fund management seeks to provide the Board of Directors with greater flexibility to change service providers without the delay and expense of a shareholder vote, if the Board believes that such a change is warranted.

Management is not proposing any changes in the Funds' sub-adviser, and Kornitzer will continue to manage the assets of the Funds. In fact, regardless of whether the Management Agreement requires the use of a specific sub-adviser, shareholder approval of any new sub-adviser would be required under federal law. The Proposed Agreement would, however, provide the Board with flexibility to convert the Funds from sub-advised Funds to directly managed Funds without a shareholder vote.

On December 7, 2000, the Company's Board of Directors authorized the Funds to begin using PFPC Inc. of Wilmington, Delaware, and its affiliated companies ("PFPC"), to provide the transfer agency, fund accounting, custody, administrative and distribution services previously provided or obtained by Jones & Babson, Inc. At that time, they also approved the Proposed Agreement, with its elimination of the mandatory service provider provisions, and authorized the Funds to seek shareholder approval of the Proposed Agreement. PFPC began providing the Funds with accounting, administrative and distribution services on January 1, 2001 and took over the transfer agency and custody services on February 26, 2001.

The Board of Directors has determined that the Current Agreement, with its provisions requiring the use of specific service providers, is no longer effectively meeting the needs of the Company. The Board of Directors further determined that it is in the best interest of the AFBA 5Star Funds to implement a new Management Agreement that will allow for, but will not require the use of a specific sub-adviser or service provider.

Other  Changes.  The Proposed  Agreement  also  includes  provisions  explicitly
--------------
directing AFBA MgmtCo (or its delegate, such as a sub-adviser) to seek the best execution of portfolio transactions, authorizing the use of Fund brokerage commissions to generate soft dollar benefits (under arrangements that allow the manager and sub-adviser to use Fund brokerage commissions to compensate brokers for investment research, as opposed to paying a "hard dollar" fixed fee for such services), and authorizing the use of affiliated brokers to execute Fund trades subject to SEC rules designed to ensure that such trades are fair to shareholders. The Proposed Agreement also includes modifications designed to reflect the Company's multi-fund structure, provides explicit authority to use a sub-adviser, and modernizes the language giving AFBA MgmtCo control over the Company's right to use the words or phrases "AFBA," "5Star" or "AFBA 5Star" in connection with mutual fund products. A copy of the Proposed Agreement that is marked to show changes from the Current Agreement is attached as Exhibit A to this proxy statement.

WILL THE FEES INCREASE UNDER THE NEW MANAGEMENT AGREEMENT?

Although the new Management Agreement "unbundles" the fees paid by the AFBA 5Star Funds, the change is not intended to increase the total amount each Fund will pay. Under the Current Agreement, AFBA MgmtCo and the Board of Directors of the Company have agreed that AFBA MgmtCo will bear the expenses of the Funds to the extent necessary to limit the overall operating expenses of each Fund to 1.08% of average annual net assets. AFBA MgmtCo has agreed to maintain that overall expense limitation for a three year period following approval of the Proposed Agreement for each Fund.

WHEN WILL THE PROPOSED AGREEMENT TAKE EFFECT?

If approved by shareholders of a Fund, the Proposed Agreement will take effect for that Fund on April 1, 2001 and will have an initial term of two years. Thereafter, it can be renewed for each Fund for successive one-year periods provided its renewal is approved by the Board or by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and, in either event, by the vote cast in person of a majority of the independent Directors. If the Proposed Agreement is not approved for any Fund at the scheduled shareholder meeting, the current Management Agreement for that Fund will continue in place, as will the current Sub-Advisory Agreement with Kornitzer.

WHAT FACTORS DID THE BOARD OF DIRECTORS CONSIDER IN APPROVING THE PROPOSED AGREEMENT?

At meetings held on December 7, 2000 and January 30, 2001, the Board of Directors of the Company considered the proposed arrangements under which AFBA MgmtCo would continue to serve as investment manager of the Funds, Kornitzer would remain as the sub-adviser, and PFPC would be hired to provide various non-advisory services. At the meeting, the President of the Company, Mr. John A. Johnson, outlined the Company's plans for expansion of the Funds through increased marketing through various financial intermediary channels. He also outlined the expected advantages to the AFBA 5Star Funds that could result from using PFPC to help the Company build its mutual fund business through the creation of retail classes of shares for distribution to the general public. The Board discussed the potential costs and benefits of the unbundled management fee arrangement and the increased flexibility in its use of service providers. With regard to overall expenses, the Board also considered the fact that AFBA MgmtCo had agreed to limit expenses for a three year period.

WHAT IS THE REQUIRED VOTE?

Provided that a quorum is present, the approval of the Proposed Agreement for each Fund requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

                     THAT YOU VOTE TO APPROVE PROPOSAL ONE.


    PROPOSAL TWO: TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN AFBA 5STAR INVESTMENT MANAGEMENT CO. ("AFBA MGMTCO") AND KORNITZER CAPITAL MANAGEMENT, INC.
                                 ("KORNITZER")

The following Questions and Answers provide key information about the sub-advisory arrangements for the AFBA 5Star Funds, the proposed new Sub-Advisory Agreement, and about Kornitzer Capital Management, Inc. A section entitled "Additional Information" follows Proposal Three and provides detailed information about the proxy solicitation, voting process, etc. Please note that shareholders of each AFBA 5Star Fund will vote separately on whether to approve the Sub-Advisory Agreement for their Fund.

WHAT ARE THE CURRENT SUB-ADVISORY ARRANGEMENTS FOR THE AFBA 5STAR FUNDS?

The current Management Agreement for the AFBA 5Star Funds requires that AFBA MgmtCo, the investment manager for the Funds, hire Kornitzer to serve as sub-adviser to manage the assets of the Funds. Kornitzer has served as sub-adviser and provided day-to-day management of the assets of the AFBA 5Star Funds since their inception.

Kornitzer is a federally registered investment advisory firm founded in 1989. It currently manages approximately $1.2 billion in client assets for mutual funds, corporations, pensions and individuals. In addition to the AFBA 5Star Funds, Kornitzer serves as sub-adviser to the Buffalo Funds, a family of five mutual funds with objectives and policies substantially similar to the AFBA Funds (with the exception of an additional small cap fund in the Buffalo Funds family). Kornitzer is a closely held corporation controlled by persons who are active in the management of the firm's business. John C. Kornitzer is the principal stockholder of the firm and serves as the firm's president and Chairman of the Board of Directors. Kent W. Gasaway and Thomas W. Laming who, together with Mr. Kornitzer, are responsible for managing the Funds, each own more than 5% of the firm.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT?

In Proposal One, management proposed that shareholders approve a new Management Agreement for the AFBA 5Star Funds with AFBA MgmtCo. If that agreement is approved, it will result in the termination of the existing Management Agreement for the Funds, which will cause the current Sub-Advisory Agreement between AFBA MgmtCo and Kornitzer to terminate as well. Management intends to retain Kornitzer as a sub-adviser after the new Management Agreement is approved and therefore, is proposing that shareholders approve a new Sub-Advisory Agreement with Kornitzer under substantially similar terms and conditions as the current Sub-Advisory Agreement. Since shareholder approval is being sought, management of the AFBA 5Star Funds is also proposing certain changes to the agreement designed to modernize and improve the Funds' contractual arrangements for sub-advisory services.

WHAT ARE THE TERMS OF THE CURRENT SUB-ADVISORY AGREEMENT?

Under the current Sub-Advisory Agreement, Kornitzer provides investment analysis and research, is responsible for the day-to-day portfolio management of the AFBA Funds. As compensation, the current Sub-Advisory Agreement provides that AFBA MgmtCo will pay Kornitzer for its services an annual fee of 33/100% of the average daily total net assets of each Fund, payable in monthly disbursements. Kornitzer received the following annual sub-advisory fees for serving as the AFBA Funds' sub-adviser during the fiscal year ended March 31, 2000: AFBA 5Star Balanced Fund, $20,954; AFBA 5Star Equity Fund, $31,698; AFBA 5Star High Yield Fund, $15,401; AFBA 5Star USA Global Fund, $30,380.

As required under the 1940 Act, the current Sub-Advisory Agreement may be terminated by the Board or by shareholders, and terminates automatically if it is assigned to another party. Also, the Agreement may be renewed annually after its initial term by the shareholders or the Board of Directors, and must be approved by a majority of the Company's independent Directors. Initially, the current Agreement was approved by the Board, including the independent Directors, and by the initial shareholder of each Fund, consistent with the 1940 Act.

WHAT ARE THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT?

The terms of the new Sub-Advisory Agreement are substantially the same as the current agreement, with some minor changes. The changes reflected in the new Sub-Advisory Agreement include modified effective and termination dates, provisions providing Kornitzer with explicit authority to select brokers and place securities transactions for the Funds, subject to the obligation to seek best execution of portfolio transactions, and authorizing Kornitzer to use Fund commissions (soft dollars) to obtain research and brokerage services as opposed to paying hard dollars for such services. The new Sub-Advisory Agreement also includes modifications designed to reflect the Company's multi-fund structure.

The fee structure under the new Sub-Advisory Agreement is unchanged from the current agreement. Under the new Sub-Advisory Agreement, AFBA MgmtCo will pay Kornitzer for its services an annual fee of 33/100% of the average daily total net assets of each Fund, payable in monthly disbursements. Therefore, the rate of compensation that Kornitzer will receive under the new Sub-Advisory Agreement is exactly the same as the current agreement.

WHAT FACTORS DID THE BOARD OF DIRECTORS CONSIDER IN APPROVING THE NEW SUB-ADVISORY AGREEMENT?

At its most recent meeting held on December 7, 2000, the Company's Board of Directors considered the proposed arrangements under which AFBA MgmtCo would continue to serve as investment manager of the Funds, and Kornitzer would remain as the sub-adviser under a new sub-advisory agreement. They reviewed the Kornitzer's historical performance as sub-adviser and discussed the proposed changes reflected in the Sub-Advisory Agreement. After a full discussion and deliberation among the directors, the Board of Directors unanimously approved the new Sub-Advisory Agreement and authorized the Funds to hold a shareholder meeting to seek approval of the new Sub-Advisory Agreement.

WHAT IS THE REQUIRED VOTE?

Provided that a quorum is present, the approval of the new Sub-Advisory Agreement for each AFBA 5Star Fund requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE TO APPROVE PROPOSAL TWO.


   PROPOSAL THREE: TO GRANT THE PROXYHOLDERS AUTHORITY TO VOTE UPON ANY OTHER
              BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The Directors do not intend to bring any matters before the Meeting other than Proposals One and Two, and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The AFBA 5Star Funds' last audited financial statements and annual report, for the fiscal year ended March 31, 2000, and the semi-annual report dated September 30, 2000, are available free of charge. To obtain a copy, please call the AFBA 5Star Funds toll-free at 1 (888) 578-2733, or forward a written request to the AFBA 5Star Funds, c/o PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903.

PRINCIPAL SHAREHOLDERS. The principal shareholder of each Fund is the Armed Forces Benefits Association. The Association is deemed to control each Fund under the Investment Company Act of 1940, The following table shows, as of February 28, 2001, the percentage of each Fund that is owned by the Association.


         Fund                       Outstanding Shares        Net Assets      Number & Percentage of Shares
                                                                                     owned by AFBA
AFBA 5Star Balanced Fund              3,170,995.360         $38,333,716.87       2,953,414.1810/93.14%
AFBA 5Star Equity Fund                1,506,678.691         $23,150,497.22       1,119,269.3720/74.29%
AFBA 5Star High Yield Fund              893,186.683          $7,908,708.59         742,850.3150/83.17%
AFBA 5Star USA Global Fund            2,834,192.039         $44,893,013.05       2,317,749.2260/81.78%

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of management, as of February 28, 2001, no shareholders other than AFBA held beneficially or of record more than 5% of any Fund's outstanding shares.

In addition, to the knowledge of the AFBA 5Star Funds' management, as of February 28, 2001, the officers and Directors of the AFBA 5Star Funds owned, as a group, less than 1% of each Fund's outstanding shares.

OTHER VOTING INFORMATION. You may attend the Meeting and vote in person or you may complete and return the proxy card(s). Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote on any Proposals, your shares will be voted FOR Proposals One and Two and to GRANT discretionary authority to the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal Three). You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the AFBA 5Star Funds, (2) forwarding to the AFBA 5Star Funds a later-dated proxy card that is received by the at or prior to the Meeting, or (3) attending the Meeting and voting in person.

SOLICITATION OF PROXIES. The cost of soliciting proxies will be borne by AFBA MgmtCo. AFBA MgmtCo may also reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The AFBA 5Star Funds expect that the solicitation will be primarily by mail, but also may include telephone or facsimile solicitations. In addition to solicitations by mail, some of the executive officers and employees of the Company AFBA MgmtCo, Kornitzer, PFPC and any affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

The Notice of Meeting, the proxy cards, and the proxy statement will be mailed to shareholders of record on or about March 5, 2001.

VOTING BY BROKER-DEALERS. Management expects that, before the Meeting, broker-dealer firms holding shares of the AFBA 5Star Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, management understands that stock exchange rules will not permit the broker-dealers to vote on the proposed new agreements on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of each Fund's outstanding shares, present in person or represented by proxy, constitutes a quorum for that Fund at the Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY. The AFBA 5Star Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Funds' principal office, at 909 N. Washington Street, Alexandra, Virginia 22314 so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.

                                            By order of the Board of Directors,



                                            ------------------------------------
                                            Michael E. Houchins
                                            Secretary

Dated:  March 5, 2001
Alexandria, Virginia

                     EXHIBIT A: FORM OF MANAGEMENT AGREEMENT

                              MANAGEMENT AGREEMENT

                                     BETWEEN

                      AFBA 5 STAR INVESTMENT MANAGEMENT CO.

                                       AND

                             AFBA 5 STAR FUND, INC.


          This AGREEMENT, made and entered into this ____ day of ____________, 20__, by and between AFBA 5 STAR FUND, INC., a Maryland corporation (the "Company"), on behalf of each separate series of its shares set forth on the Appendix to this Agreement, as that Appendix may be amended from time to time (each such series is hereinafter referred to as a "Fund"), and AFBA 5 STAR INVESTMENT MANAGEMENT CO., a corporation organized under the laws of the State of Virginia (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

          WHEREAS, the Company was founded and incorporated for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as a multi-series open-end management investment company, as defined in the Investment Company Act of 1940, as amended ("Act"), under which it is registered with the Securities and Exchange Commission, and

          WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice and management service to the Company as an independent contractor, and

          WHEREAS, the Company and Manager desire to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Funds for a fee,

          NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

          1. The Company hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Company, subject to the supervision and direction of the Board of Directors of the Company. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Company in any way, or in any other way be deemed an agent of the Company.

          The Manager shall furnish the Company and each Fund with investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund. Exclusive of the management fee, the Fund shall bear the cost of personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

          All property, equipment and information used by the Manager in the management and administration of the Company shall belong to the Manager. Should the management and administrative relationship between the Company and the Manager terminate, the Company shall be entitled to, and the manager shall provide the Company, a copy of all information and records in the Manager's file necessary for the Company to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Company.

          Subject to compliance with the requirements of the Act, the Manager may retain as a sub-adviser to any Fund, at the Manager's own expense, any investment adviser registered under the Investment Advisers Act of 1940.

          2. a. The Manager (or its delegate) shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the obtaining the best available prices and execution, the Manager is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time. Subject to subparagraph (b) below, the Manager is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the Manager, or to any other client for which the Manager provides investment advisory services. Subject to obtaining the best available prices and execution, the Manager may also place brokerage transactions with broker-dealers who sell shares of the Fund. Broker-dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Manager also agrees that it will cooperate with the Company to execute instructions that brokerage transactions be allocated to brokers or dealers who provide benefits directly to the Company or any Fund.

               b. Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Company, the Manager (or its delegate) is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Company and to other clients or funds for which the Manager exercises investment discretion.

               c. The Manager (or its delegate) is authorized to direct portfolio transactions to a broker which is an affiliated person of the Manager or the Company in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the Act, or other rules promulgated by the Securities and Exchange Commission. Any transaction placed with an affiliated broker must (i) be placed at best price and execution, and (ii) may not be a principal transaction.

          3. As compensation for the services to be rendered to the Company and the Funds by the Manager under the provisions of this agreement, the Company agrees to pay from the assets of each Fund semimonthly to the Manager an annual fee of 0.80% of the average total net assets of the Fund computed daily in accordance with the Company's Certificate of Incorporation and By-Laws.

          4. It is understood and agreed that the services to be rendered by the Manager to the Company under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

          5. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Company may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Company as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Company, but that they receive no remuneration from the Company solely for acting in those capacities.

          6. This Agreement shall become effective on April 1, 2001 following its approval by the Company's Board of Directors and with respect to any Fund, provided that it is approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. It shall remain in force for an initial period of two years ending on March 31, 2003 and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Company including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding voting securities (as defined in the 1940 Act) of the affected Fund and by vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

          7. This Agreement may be terminated at any time as to any Fund, without the payment of any penalty, by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the affected Fund on not more than sixty days written notice to the Manager, and it may be terminated as to any Fund by the Manager upon not less than sixty days written notice to the Company. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise thereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Company or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting securities", and interested persons" shall have the same meaning as similar terms contained in the Act.

          8. In the event that the Manager ceases to be the Company's investment manager for any reason, the Company will (unless the Manager otherwise agrees in writing) take all necessary steps to cause itself and the Funds to cease using the terms, words or phrases "AFBA," "5 Star" or "AFBA 5 Star" in its (or the Fund's) names within a reasonable period of time. It is further agreed that the provisions of this Paragraph shall inure to the benefit of the Manager and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

          9. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Company or any Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

                                            AFBA 5 STAR FUND, INC.



                                            By:
                                               ---------------------------------


Attest:

By:
   --------------------------------

   Secretary
                                            AFBA 5STAR INVESTMENT
                                            MANAGEMENT CO.



                                            By:
                                               ---------------------------------


Attest:

By:
   --------------------------------

   Secretary

                                    APPENDIX

This Appendix to the Management Agreement by and between AFBA 5 STAR FUND, INC. (the "Company") and AFBA 5 STAR INVESTMENT MANAGEMENT CO. (the "Manager") dated _____________, 2001 sets forth the names of each separate series of shares of the Company ("Funds") that are subject to this Agreement, and may be amended from time to time by the parties and, if required, by shareholders, by written agreement. The Funds that are currently covered under this Agreement are:

                            AFBA 5 Star Balanced Fund
                             AFBA 5 Star Equity Fund
                           AFBA 5 Star High Yield Fund
                           AFBA 5 Star USA Global Fund


Effective:___________________

                    EXHIBIT B: FORM OF SUB-ADVISORY AGREEMENT


                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                      AFBA 5 STAR INVESTMENT MANAGEMENT CO.

                                       AND

                       KORNITZER CAPITAL MANAGEMENT, INC.


          This AGREEMENT by and between AFBA 5 STAR INVESTMENT MANAGEMENT CO., a Virginia Corporation with its principal office at 909 N. Washington Street, Alexandria, Virginia (hereinafter referred to as the "Manager") and KORNITZER CAPITAL MANAGEMENT, INC., a Kansas corporation with its principal office at 5420 West 61st Place, Shawnee Mission, KS 66205-3084 (hereinafter referred to as the "Sub-Adviser"), is made pursuant to the approval and direction of the parties' respective Boards of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.


                                   WITNESSETH:

          WHEREAS, the Manager has entered into a Management Agreement with AFBA 5 STAR FUND, INC. (the "Company"), on behalf of each separate series of its shares set forth on the Appendix to this Agreement, as that Appendix may be amended from time to time (each such series is hereinafter referred to as a "Fund"), to provide management services, including investment advisory services, and the Manager desires the assistance of the Sub-Adviser to supply the following services:

         Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of the Directors of the Company and the Directors of AFBA INVESTMENT MANAGEMENT COMPANY.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

               1. During the term of this Agreement, or any extension or extensions thereof, the Sub-Adviser will, to the best of its ability, furnish the foregoing services.

               2. As compensation, the Manager will pay the Sub-Adviser for its services an annual fee of thirty-three one-hundredths of one percent (33/100%) of the average daily total net assets of each Fund, computed daily as determined by each Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

               3. This Agreement shall become effective as to each Fund and run concurrently with the Management Agreement of the same date between the Manager and the Company, an executed copy of which shall be supplied to the Sub-Adviser.

               4. The last day of the initial period of this Agreement shall coincide with the last day of the Management Agreement which shall be the 31st day of March, 2003. Thereafter this Agreement may be renewed in conjunction with the Management Agreement for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of each Fund as prescribed by the Investment Company Act of 1940 ("Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Company to evaluate the terms of the Management Agreement.

               5. This Agreement automatically will terminate with the Management Agreement without the payment of any penalty, upon sixty days written notice by the Company to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Management Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the Management Agreement unless such assignment is approved by the Directors and the Shareholders of the Fund as hereinbefore provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Sub-Adviser of any notice of termination or of any circumstances which are likely to result in a termination of the Management Agreement.

               6. a. The Sub-Adviser shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the obtaining the best available prices and execution, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time. Subject to subparagraph (b) below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Fund, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. Subject to obtaining the best available prices and execution, the Sub-Adviser may also place brokerage transactions with broker-dealers who sell shares of the Fund. Broker-dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Sub-Adviser also agrees that it will cooperate with the Company to execute instructions that brokerage transactions be allocated to brokers or dealers who provide benefits directly to the Company or any Fund.

                    b.  Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Company, the Sub-Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Company and to other clients or funds for which the Sub-Adviser exercises investment discretion.

               7. It is understood and agreed that the services to be rendered by the Sub-Adviser to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Sub-Adviser to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Company.

               8. The Manager agrees that it will furnish currently to Sub-Adviser all information reasonably necessary to permit Sub-Adviser to give the advice called for under this Agreement and such information with reference to the Company that is reasonably necessary to permit Sub-Adviser to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that it is required under this paragraph and the frequency and manner with which it shall be supplied.

               9. The Sub-Adviser shall not be liable for any error of judgment or mistake at law or for any loss suffered by Manager of the Company in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Sub-Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

               Each party hereby executes this Agreement as of the ___ day of _______ 2001, pursuant to the authority granted by its Board of Directors.


                                      KORNITZER CAPITAL MANAGEMENT, INC.


                                      By:
                                         ----------------------------------
                                         Attest:

AFBA 5 STAR INVESTMENT MANAGEMENT CO.



By:
      ------------------------------
      John A. Johnson
      President


Attest:

By:
      ------------------------------
      Jeffrey C. Sandefur
      Secretary

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


            Please fold and detach card at perforation before mailing



PROXY                                                                     PROXY

                       SPECIAL MEETING OF SHAREHOLDERS OF
                              AFBA 5STAR FUND, INC.
                     (ON BEHALF OF AFBA 5STAR BALANCED FUND)
                                  [DATE, 2001]

The undersigned hereby revokes all previous proxies for his or her shares and appoints [Name], [Name] and [Name], and each of them, proxies of the undersigned with full power of substitution to vote all shares of AFBA 5Star Balanced Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of [Location], [Address], [City, State] [Zip Code] at [00:00] [a.m.] [p.m.],
Eastern time on [Date, 2001], upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                        NOTE: Please sign exactly as your name
                                        appears on the proxy.  If signing for
                                        estates, trusts or corporations, title
                                        or capacity should be stated. If shares are held jointly, each holder must sign.

                                        ---------------------------------------
                                        Signature(s)

                                        ---------------------------------------
                                        Date



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------
                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AFBA 5STAR FUND, INC. (THE "COMPANY"), ON BEHALF OF THE AFBA 5STAR BALANCED FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, PROPOSAL 3 GIVES AUTHORIZATION TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 and 2.

1. To approve a new Management Agreement between the Company, on           FOR            AGAINST           ABSTAIN
   behalf of the Fund, and AFBA 5Star Investment Management
   Company.


2. To approve a new Sub-Advisory Agreement between the AFBA 5Star
   Investment Management Company and Kornitzer Capital Management,         FOR            AGAINST           ABSTAIN
   Inc.


3. To grant the proxyholders the authority to vote upon any other
   business that may properly come before the Meeting.                     GRANT          WITHHOLD          ABSTAIN

              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!



            Please fold and detach card at perforation before mailing





PROXY                                                                     PROXY

                       SPECIAL MEETING OF SHAREHOLDERS OF
                              AFBA 5STAR FUND, INC.
                      (ON BEHALF OF AFBA 5STAR EQUITY FUND)
                                  [DATE, 2001]

The undersigned hereby revokes all previous proxies for his or her shares and appoints [Name], [Name] and [Name], and each of them, proxies of the undersigned with full power of substitution to vote all shares of AFBA 5Star Equity Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of [Location], [Address], [City, State] [Zip Code] at [00:00] [a.m.] [p.m.],
Eastern time on [Date, 2001], upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



                                        NOTE: Please sign exactly as your name
                                        appears on the proxy.  If signing for
                                        estates, trusts or corporations, title
                                        or capacity should be stated. If shares are held jointly, each holder must sign.

                                        ---------------------------------------
                                        Signature(s)

                                        ---------------------------------------
                                        Date




              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT






    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AFBA 5STAR FUND, INC. (THE "COMPANY"), ON BEHALF OF THE AFBA 5STAR EQUITY FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, PROPOSAL 3 GIVES AUTHORIZATION TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 and 2.


1. To approve a new Management Agreement between the Company, on           FOR            AGAINST           ABSTAIN
   behalf of the Fund, and AFBA 5Star Investment Management
   Company.


2. To approve a new Sub-Advisory Agreement between the AFBA 5Star
   Investment Management Company and Kornitzer Capital Management,         FOR            AGAINST           ABSTAIN
   Inc.


3. To grant the proxyholders the authority to vote upon any other
   business that may properly come before the Meeting.                     GRANT          WITHHOLD          ABSTAIN

              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!





           Please fold and detach card at perforation before mailing





PROXY                                                                     PROXY

                       SPECIAL MEETING OF SHAREHOLDERS OF
                              AFBA 5STAR FUND, INC.
                    (ON BEHALF OF AFBA 5STAR HIGH YIELD FUND)
                                  [DATE, 2001]

The undersigned hereby revokes all previous proxies for his or her shares and appoints [Name], [Name] and [Name], and each of them, proxies of the undersigned with full power of substitution to vote all shares of AFBA 5Star High Yield Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of [Location], [Address], [City, State] [Zip Code] at [00:00] [a.m.] [p.m.],
Eastern time on [Date, 2001], upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



                                        NOTE: Please sign exactly as your name
                                        appears on the proxy.  If signing for
                                        estates, trusts or corporations, title
                                        or capacity should be stated. If shares are held jointly, each holder must sign.

                                        ---------------------------------------
                                        Signature(s)

                                        ---------------------------------------
                                        Date




              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------
                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT






    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing







THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AFBA 5STAR FUND, INC. (THE "COMPANY"), ON BEHALF OF THE AFBA 5STAR HIGH YIELD FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, PROPOSAL 3 GIVES AUTHORIZATION TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 and 2.

1. To approve a new Management Agreement between the Company, on           FOR             AGAINST           ABSTAIN
   behalf of the Fund, and AFBA 5Star Investment Management
   Company.


2. To approve a new Sub-Advisory Agreement between the AFBA 5Star
   Investment Management Company and Kornitzer Capital Management,         FOR             AGAINST           ABSTAIN
   Inc.


3. To grant the proxyholders the authority to vote upon any other
   business that may properly come before the Meeting.                     GRANT           WITHHOLD          ABSTAIN

              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!




            Please fold and detach card at perforation before mailing





PROXY                                                                      PROXY

                       SPECIAL MEETING OF SHAREHOLDERS OF
                              AFBA 5STAR FUND, INC.
                    (ON BEHALF OF AFBA 5STAR USA GLOBAL FUND)
                                  [DATE, 2001]

The undersigned hereby revokes all previous proxies for his or her shares and appoints [Name], [Name] and [Name], and each of them, proxies of the undersigned with full power of substitution to vote all shares of AFBA 5Star USA Global Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of [Location], [Address], [City, State] [Zip Code] at [00:00] [a.m.] [p.m.],
Eastern time on [Date, 2001], upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                        NOTE: Please sign exactly as your name
                                        appears on the proxy.  If signing for
                                        estates, trusts or corporations, title
                                        or capacity should be stated. If shares are held jointly, each holder must sign.

                                        ---------------------------------------
                                        Signature(s)

                                        ---------------------------------------
                                        Date




              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------
                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT






    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


            Please fold and detach card at perforation before mailing







THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE AFBA 5STAR FUND, INC. (THE "COMPANY"), ON BEHALF OF THE AFBA 5STAR USA GLOBAL FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, PROPOSAL 3 GIVES AUTHORIZATION TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 and 2.


1. To approve a new Management Agreement between the Company, on           FOR             AGAINST           ABSTAIN
   behalf of the Fund, and AFBA 5Star Investment Management
   Company.


2. To approve a new Sub-Advisory Agreement between the AFBA 5Star
   Investment Management Company and Kornitzer Capital Management,         FOR             AGAINST           ABSTAIN
   Inc.


3. To grant the proxyholders the authority to vote upon any other
   business that may properly come before the Meeting.                     GRANT           WITHHOLD          ABSTAIN


              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------